UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 6, 2015

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 2, 2015, Barnes & Noble, Inc. (the “Company”) completed the spin-off (the “Spin-Off”) of Barnes & Noble Education, Inc. (“BNED”) and distributed, on a pro rata basis, all of the shares of BNED common stock to the Company’s stockholders of record as of July 27, 2015. Immediately following the completion of the Spin-Off, the Company’s stockholders owned 100% of the outstanding shares of common stock of BNED. Following the Spin-Off, BNED operates as an independent publicly traded company.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company giving effect to the distribution of BNED and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.1

(d) Exhibits

99.1	Unaudited pro forma consolidated financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

By:	/s/ Peter M. Herpich
Peter M. Herpich
Vice President, Corporate Controller and Principal Accounting Officer

Date: August 6, 2015

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial information